UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2017

Major League Football, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51132	20-1568059
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6230 University Parkway, Suite 301, Lakewood Ranch, FL	34240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (774) 213-1995

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2017, Rick Smith resigned as Chief Operating Officer and from the Board of Directors.

On July 20, 2017, Wes Chandler resigned from the Board of Directors and as President.

On July 20, 2017, Ivory Sully was terminated as Officer of Branding and Licensure due to management changes

Copies of the resignations are attached as Exhibits 99.3 and 99.4 to this report.

Item 9.01 Exhibits

Exhibit No.	Description

99.3	Resignation of Mr. Rick Smith

99.4	Resignation of Mr. Wes Chandler

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAJOR LEAGUE FOOTBALL, INC.

Dated: July 28, 2017	By:	/s/Frank Murtha
Frank Murtha, Senior Executive VP

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